UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22445

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST

 (Exact name of registrant as specified in charter)

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST

100 Limestone Plaza

 Fayetteville,  NY 13066

(Address of principal executive offices)(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE  19901

(Name and address of agent for service)

Registrant's telephone number, including area code: (315) 234-9716

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

EXPLANATORY NOTE

The Registrant is filing this Amendment No. 1 to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission for the period ended October 31, 2011, originally filed with the Securities and Exchange Commission on January 9, 2012 (Accession Number 0001162044-12-000019), in order to include the Trustee table which erroneously did not appear in the January 9, 2012 final Edgar filing.  Other than the aforementioned revisions and inclusions, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2011

THE PINNACLE CAPITAL MANAGEMENT BALANCED FUND

SHAREHOLDER LETTER

OCTOBER 31, 2011 (UNAUDITED)

Our first fiscal year ended October 31, 2011 was a difficult period to be a long term investor.  Overall performance of the Pinnacle Capital Management Balanced Fund (the “Fund”) lagged that of our benchmark.   The U.S. economy this year has at times reached near stall speed while serious attempts to rectify fundamental problems have been stymied by gridlock in Washington.  Employment and housing in the U.S. remained very weak while local and state governments restricted spending to meet budget shortfalls.  European economies have also grounded to a near halt – if not outright recession – as a result of the sovereign debt crisis, its impact on European banks, and responses taken by governments that appear to be retarding growth.  As if all of this has not been enough, this year witnessed the devastating impact of a tsunami on the population and the economy of Japan.

Despite these negative developments, there have been some bright spots in the economy.  Corporate America is in surprisingly good shape.  According to the Bureau of Economic Analysis, profits of domestic nonfinancial companies were up 13.9% and 11.5% for the second and third quarters, respectively, of this calendar year.  Also, though economic weakness in the developed nations has hurt exports from the emerging nations, economic growth in those nations has remained robust.  GDP growth rates for the so-called BRIC nations have exceeded the U.S. growth rate throughout 2011.

As we began this fiscal year and planned our initial investments for the Fund, we anticipated many of these developments.  Among our expectations were that the consumer side of the U.S. and European economies would remain weak while the exporting side of these economies would remain relatively healthy.  Further, despite the level of concern in the markets, we did not believe the U.S. would soon slip back into recession.  Overseas, we were skeptical regarding the strength of the exporters in many of the emerging nations.  However, it was also our belief that many of these nations’ middle classes had reached a level where internal demand could sustain economic growth.  As a result, we expected generally promising results for companies that served the consumer side of emerging nations.

In addition to our positive view on certain sectors of the global economy, we also believed that equity valuations were, in general, very favorable.  One of the metrics we look at is the spread between the interest rate on 10 year Treasury bonds and the valuation of the stock market and individual stocks.  With the Price / Earnings (P/E) ratio of the S&P 500 just above 15 on a trailing basis and the yield on 10 year U.S. Treasury bonds below 3.5%, we felt that, at the Fund’s launch, it was an opportune time to invest in equity securities.

On the interest rate front, we began the year with the opinion that interest rates were generally too low, as we believed that: 1) we were starting the year with the 10 year bond yield below our long run anticipated rate of inflation; and 2) governments would print money to ease debt burdens, thereby leading to higher future inflation.  It was, and remains, our thought that investors will eventually penalize debt issuers by requiring higher rates of interest.  While we recognized that interest rates might fluctuate lower, especially if global investors temporarily panicked and bought U.S. debt, we believed that it was more prudent to keep durations short and wait for better opportunities down the road.  If we were to strive for slightly higher returns, we thought it would be more prudent to take on slightly higher credit risk – i.e., purchase investment grade corporate securities as opposed to U.S. Treasuries rather than to extend maturities and take on duration risk.

As a result of the outlook we described above, we positioned the Fund with an overweight position in equities and an underweight position in fixed income securities relative to our target allocation – 60% equities and 40% fixed income.  Within the equity component of the Fund, we maintained a diversified portfolio with the number of equity positions eventually reaching a maximum of 38 positions and closing the fiscal year with 29 positions.  Still the portfolio was more exposed to the industrial and technology sectors of the U.S. economy relative to the S&P 500.  Among other factors, we expected these companies purchased for the Fund, such as Caterpillar, Timken, Intel, and IBM, to benefit from strong exports and domestic spending by corporations.   The portfolio was less exposed to the consumer durable sector of the U.S. economy relative to the S&P 500, as we expected this sector to face the head wind of deleveraging balance sheets – especially among consumers – throughout the U.S. economy.  To the extent the portfolio took on exposure to consumers, it was in the form of nondurables such as Kraft and Kellogg in the United States, and Embotelladora Andina and Brasil Foods in Chile and Brazil, respectively.   To position the portfolio to benefit from modest to rising inflation, the Fund also invested in Apache Corp., a U.S. based energy company, as well as several smaller positions in companies dependent on agribusiness including (among others) Deere & Co., Potash, and Monsanto.  Finally, we positioned the Fund with a weighting in financial stocks significantly below that of our benchmark.  At no time during the fiscal year did the Fund hold bank stocks in its portfolio.  We believe that a need to improve balance sheets, a trend to reduce leverage across the economy, and increased regulatory burdens will weigh against such stocks.

Within the fixed income allocation of the portfolio, the Fund purchased 17 investment grade corporate securities with maturities less than 10 years, but no U.S. government securities.  In fact, the Fund’s single fixed income investment with the longest maturity is a Morgan Stanley floating rate note maturing 3/1/2020.  This floating rate note, whose monthly interest rate varies with changes in the Consumer Price Index, was purchased in anticipation of benefitting from increases in inflation in coming years.  The Fund’s longest dated fixed (until maturity) coupon security is the Verizon Communications 6.10% bond maturing on 4/15/2018.  The Fund’s three largest positions at fiscal year end were Emerson Electric 5.375% bond of 10/15/17, American Express Credit 2.75% bond of 9/15/15, and the Verizon bond just mentioned.

While we believe the Fund was appropriately positioned for the long term, as the year unfolded results were disappointing.  The markets, in our opinion, returned to a state of fear not dissimilar to what occurred in 2008 and early 2009.  The fear appeared to take hold when Japan was ravaged by earthquakes and then the devastating tsunami.  The fear level appeared to increase as GDP growth slowed and unemployment remained high in the U.S.   As the debt crisis overtook Europe, investors rushed to apparent safety.

As a result, the 10 year U.S. Treasury yield, which reached 3.73% in early February, declined to 2.11% by our fiscal year end of October 31, 2011.  As panic set in, the rate briefly dipped below 1.72% in late September.  At the same time, spreads between corporate bonds and U.S. Treasuries widened, once again – in our opinion – driven by a rush to safety.  For example, according to Bloomberg, L.P., the spread between 10 year BBB industrial bonds and 10 year U.S. Treasuries widened from 160 basis points (1 basis points = 0.01%) at the time of the Fund’s inception to 212 basis points on October 31.  As a result, the total return on U.S. government bonds generally exceeded that of investment grade corporate bonds despite the higher absolute yield on corporate bonds.   Furthermore, interest rates in general tended to fall more for securities with longer maturities and durations during the fiscal year than for those with shorter maturities and durations.  Consequently, longer dated fixed income securities tended to outperform shorter dated fixed income securities.  As the fixed income portion of the benchmark to which we compare the Fund consists of over 30% U.S. government securities vs. 0% in the portfolio, and as the benchmark has a longer duration than the fixed income investments within the portfolio, the Fund’s fixed income positioning contributed to overall underperformance of the Fund for the fiscal year.  A further contributor to the underperformance of the Fund was the fact that given our expectation of rising interest rates and a favorable stock market, the Fund was underweighted in fixed income securities relative to our benchmark during a period in which fixed income generally outperformed equities.

Just as there was a rush to safety in the bond markets, there was a similar rush to safety in equity markets.  After reaching a high of 1363.61 on April 29, the S&P 500 fell 19.4% (18.6% adjusted for dividend reinvestments) to 1099.23 by October 3, before rebounding to 1253.30 by fiscal year end.  While the Fund did have several successful equity positions, such as Temple Inland, which was sold after the announcement of a takeover by International Paper, and IBM, which performed well for the year, equity performance was negatively impacted by the very investment posture we took.  While the Fund’s low exposure to financial stocks helped performance, companies in our portfolio with large exposure to emerging nations – including those that derived significant revenues from either exporting to these markets and those operating locally in these markets – negatively impacted performance.  This negative investment performance for these stocks occurred despite generally strong underlying financial results from these companies.  For example, Caterpillar, derived over 37% of its revenues in 2010 from Asia, the Pacific region, and Latin America.  The company had year over year revenue growth of 41% and 37% for the September 2011 and June 2011 quarters, respectfully.  Yet the stock price fell from a high of $115.41 per share on April 29 to a low of $70.55 per share on October 3, before rebounding to $94.46 per share on October 31.  Similarly, the American Depository Receipts of Companhia Brasileira de Distribuicao Grupo Pao de Acucar, the largest retailer in Brazil, fell from a high of $48.00 per share on June 28 to a low of $30.68 per share on October 3, before rebounding to$39.19 on October 3.  This occurred despite the company experiencing year over year revenue growth of 56% for the September 2011 quarter and 62% for the June 2011 quarter.  Despite a strong rebound by many of the Fund’s equities between the recent market bottom on October 3 and the end of the fiscal year, the equity positions as a whole lost value during the fiscal year.   Given that the Fund’s exposure to equities exceeded that of its benchmark, overall performance was further negatively impacted.

An additional factor impacting performance of the Fund relative to its benchmark was the Fund’s expenses.  The Fund pays a management fee to Pinnacle Capital Management, the investment adviser to the Fund, of 0.75% and 12b-1 fees of 1.00%, each on an annual basis.  Additionally, Pinnacle Capital Management is also paid 0.24% annually and in exchange is obligated to pay all operating expenses of the Fund.  The benchmark to which the Fund is compared does not incur such expenses.  Also, the Fund’s contractual arrangements with Pinnacle Capital Management effectively cap the fees of the Fund – if such arrangements were not in place the expenses of the Fund would have been higher and, as a result, performance would have been worse.

Some of the adjustments which have been made to the Fund during the fiscal year include the sale of Temple Inland, which was mentioned above, as well as the sale of several positions.  Hewlett Packard was sold from the Fund as a result of poor underlying business performance.  Our positions in agribusiness stocks were also sold in order to reduce our exposure to short term commodity price movements. Pall Corp. was sold earlier in the fiscal year at a gain, but was repurchased after it fell in price.  We also bought SAB Miller after the sale of Hewlett Packard, purchased Companhia Brasileira de Distribuicao Grupo Pao de Acucar in June, and increased holdings of several existing positions as we adjusted after the sale of agribusiness stocks.

While we have made these adjustments to the Fund, we believe that the long term posture we staked out initially with the Fund’s investments is still the proper posture going forward.  We still believe that interest rates are too low and it makes little sense to extend fixed income maturities at this time.  We also believe that equities are in general very attractively price.  At fiscal year end, we do not anticipate radical changes to the portfolio.  However, our views are subject to change as economic, business, and political conditions change along with security prices.

THE PINNACLE CAPITAL MANAGEMENT BALANCED FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2011 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns For the Periods Ended October 31, 2011
	Pinnacle Capital Management Balanced Fund	Barclay's Capital U.S. Aggregate Bond Index	S&P 500 Index	60% S&P 500 Total Return & 40% Barclays Aggregate Bond Index
Since Inception**	-4.90%	7.11%	-0.58%	2.74%

October 31, 2011
Pinnacle Capital Management Balanced Fund	$ 9,510
Barclay's Capital U.S. Aggregate Bond Index	$ 10,711
S&P 500 Index	$ 9,942
60% S&P 500 Total Return & 40% Barclays Aggregate Bond Index	$ 10,274

*This chart assumes an initial investment of $10,000 made on January 21, 2011, commencement of investment operations.

Past Performance does not guarantee future results.

** Not annualized

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Barclay's Capital U.S. Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 595-4866.

THE PINNACLE CAPITAL MANAGEMENT BALANCED FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2011 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities are represented as a percentage of the portfolio of investments.

	Pinnacle Capital Management Balanced Fund
	Schedule of Investments
	October 31, 2011

Shares		Value

COMMON STOCK - 62.91%

Accident & Health Insurance - 2.46%
1,562	Aflac, Inc.	$ 70,431

Air Courier Services - 2.40%
840	Fedex Corp.	68,737

Aircraft Engines & Engine Parts - 2.38%
876	United Technologies Corp.	68,310

Balls & Roller Bearings - 2.85%
1,940	Timken Co.	81,713

Beverages - 1.46%
1,465	Embotelladora Andina S.A. ADR (Chile)	41,752

Biological Products (No Disgnostic Substances) - 2.13%
1,503	Life Technologies Corp. *	61,127

Breweries - 2.45%
1,929	SABMiller PLC SP ADR	70,061

Computer & Office Equipment - 2.00%
310	Interntaional Business Machines Corp.	57,235

Computer Peripheral Equipment, NEC - 2.21%
7,744	Xerox Corp.	63,346

Computer Storage Devices - 2.38%
2,777	EMC Corp. *	68,064

Construction Machinery & Equipment - 2.42%
734	Caterpillar, Inc.	69,334

Crude Petroleum & Natural Gas - 2.64%
758	Apache Corp.	75,519

Electric & Other Electrical Equipment - 2.36%
4,037	General Electric Co.	67,458

Food and Kindred Products - 3.33%
1,002	Kraft Foods, Inc.	35,250
1,785	Unilever Plc. ADR	60,065
		95,315
General Industrial Machinery & Equipment, Nec - 2.60%
1,456	Pall Corp.	74,504

Grain Mill Products - 1.98%
1,048	Kellogg Co.	56,812

Grocery Stores - 2.26%
1,649	Companhia Brasileira de Distribuicao Class A (Brazil)	64,624

Meat Products - 1.94%
2,633	Brasil Foods S.A. ADR	55,425

Pharmaceutical Preparations - 4.09%
3,147	Mylan, Inc. *	61,587
1,363	Teva Pharmaceutical Industries Ltd. ADR	55,679
		117,266
Pumps & Pumping Equipment - 2.13%
1,338	ITT Corp.	61,013

Refuse Systems - 2.01%
1,748	Waste Management, Inc.	57,562

Semiconductors & Related Devices - 2.12%
2,470	Intel Corp.	60,614

Services-Computer Integrated Systems Design - 1.48%
772	Caci International, Inc. Class A *	42,375

Services-Miscellaneous Amusement & Recreation - 2.27%
1,865	Walt Disney Co. *	65,051

Services-Prepackaged Software - 4.10%
2,084	Microsoft Corp.	55,497
1,156	Intuit, Inc.	62,043
		117,540
Telecom Services - Foreign - 2.46%
671	Seimens AG ADR	70,435

TOTAL FOR COMMON STOCK (Cost $1,888,580) - 62.91%		1,801,623

CORPORATE BONDS - 35.98%

Commercial Banks-Central US - 1.10%
25,000	LaSalle Bank NA BAC 2.50% 10/8/2013	31,565

Consumer Products-Misc. - 2.32%
60,000	Clorox Co. 5.95% 10/15/2017	66,440

Data Processing/Mgmt. - 1.11%
30,000	Dun & Bradstreet Corp. 6.00% 4/1/2013	31,872

Diversified Banking Inst. - 1.75%
25,000	JP Morgan Chase & Co. 5.25% 5/1/2015	26,537
25,000	Morgan Stanley 5.62% 3/1/2020 **	23,750
		50,287
Electric Products-Misc. - 4.42%
108,000	Emerson Electric Co. 5.375% 10/15/2017	126,499

Electric-Integrated - 3.94%
45,000	Empresa Nacional De Electric 8.625% 8/1/2015	53,881
50,000	Public Service Electric & Gas 6.75% 1/1/2016	58,866
		112,747
Finance-Commercial - 2.40%
70,000	Transamerica Fin. Corp. 0.00% 9/1/2012 ***	68,811

Finance-Consumer Loans - 1.52%
42,000	HSBC Finance Corp. 5.60% 2/15/2018	43,444

Finance-Credit Card - 4.24%
120,000	American Express Credit Co. 2.75% 9/15/2015	121,496

Finance-Invest Bnkr/Brkr - 1.77%
50,000	Merrill Lynch & Co. 5.00% 2/3/2014	50,721

Home Decoration Products - 1.96%
55,000	Newell Rubbermaid Inc. 6.75% 3/15/2012	56,107

Retail-Restaurants - 1.50%
40,000	Yum! Brands Inc. 4.25% 9/15/2015	42,854

Super-Regional Banks US - 2.62%
70,000	Wells Fargo & Co. 5.00% 11/15/2014	75,151

Telephone-Integrated - 4.18%
100,000	Verizon Communications 6.10% 4/15/2018	119,642

Transport-Equipment & Leasing - 1.15%
32,000	Gatx Corp. 4.75% 10/1/2012	32,846

TOTAL FOR CORPORATE BONDS (Cost $1,011,323) - 35.98%		1,030,482

SHORT TERM INVESTMENTS - 1.13%
32,487	Fidelity Institutional Money Market Portfolio 0.17% ** (Cost $32,487)	32,487

TOTAL INVESTMENTS (Cost $2,932,390) - 100.02%		2,864,592

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.02)%		(639)

NET ASSETS - 100.00%		$ 2,863,953

ADR - American Depositary Receipt
* Non-income producing securities during the period.
** Variable Rate Security, the coupon rate shown represents the yield at October 31, 2011.
*** Zero coupon bond reflects effective yield on date of purchase.

THE PINNACLE CAPITAL MANAGEMENT BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2011

Assets:
Investments in Securities, at Value (Cost $2,932,390)	$ 2,864,592
Cash	700
Receivables:
Shareholder Subscription	4,000
Dividends and Interest	7,984
Prepaid Expenses	170
Total Assets	2,877,446
Liabilities:
Payables:
Shareholder Redemption	6,500
Accrued Adviser Fees	1,764
Accrued Service Fees	564
Distribution Fees	4,665
Total Liabilities	13,493
Net Assets	$ 2,863,953

Net Assets Consist of:
Paid In Capital	$ 3,040,391
Accumulated Net Realized Loss on Investments	(108,640)
Net Unrealized Depreciation in Value of Investments	(67,798)
Net Assets, for 301,049 Shares Outstanding (unlimited shares authorized)	$ 2,863,953

Net Asset Value	$ 9.51

Minimum Redemption Price Per Share ($9.51 x 0.99) *	$ 9.41

Maximum Redemption Price Per Share with CDSC Fee ($9.51 x 0.99) *	$ 9.41

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase. In addition, redemptions may be subject to a 1.00% contingent deferred sales charge (CDSC fee) if shares are redeemed less than one year after the original purchase.

The accompanying notes are an integral part of these financial statements.

THE PINNACLE CAPITAL MANAGEMENT BALANCED FUND

STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 21, 2011 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $182)	$ 25,932
Interest	15,267
Total Investment Income	41,199

Expenses:
Advisory Fees (Note 4)	17,971
Service Fees (Note 4)	5,751
Distribution Fees (Note 4)	23,961
Total Expenses	47,683

Net Investment Loss	(6,484)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(108,640)
Net Change in Unrealized Depreciation on Investments	(67,798)
Realized and Unrealized Loss on Investments	(176,438)

Net Decrease in Net Assets Resulting from Operations	$ (182,922)

The accompanying notes are an integral part of these financial statements.

THE PINNACLE CAPITAL MANAGEMENT BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended *
10/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (6,484)
Net Realized Loss on Investments	(108,640)
Unrealized Depreciation on Investments	(67,798)
Net Decrease in Net Assets Resulting from Operations	(182,922)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	4,118,195
Shares Issued on Reinvestment of Dividends	-
Cost of Shares Redeemed	(1,171,320)
Net Increase in Net Assets from Shareholder Activity	2,946,875

Net Assets:
Net Increase in Net Assets	2,763,953
Beginning of Period	100,000
End of Period (Including Accumulated Undistributed Net Investment Income of $0)	$2,863,953

* The Fund commenced investment operations on January 21, 2011.

The accompanying notes are an integral part of these financial statements.

THE PINNACLE CAPITAL MANAGEMENT BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Period Ended (a)
	10/31/2011

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.02)
Net Loss on Securities (Realized and Unrealized)	(0.47)
Total from Investment Operations	(0.49)

Net Asset Value, at End of Period	$ 9.51

Total Return **	(4.90)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,864
Ratio of Expenses to Average Net Assets	1.99%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%	***
Portfolio Turnover	41.71%

(a) The Fund commenced operations on January 21, 2011.

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized

The accompanying notes are an integral part of these financial statements.

THE PINNACLE CAPITAL MANAGEMENT BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2011

1.

ORGANIZATION

The Pinnacle Capital Management Funds Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, and organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on July 6, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the Pinnacle Capital Management Balanced Fund (the “Fund”).  The Fund is a diversified fund. The Fund currently offers Class C shares. The investment adviser to the Fund is Pinnacle Capital Management, LLC (the "Adviser").

The Fund seeks long-term capital appreciation, current income, and preservation of capital.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITIES VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

ORGANIZATIONAL AND OFFERING EXPENSES:  All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Advisor and will not be borne by the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the period ended October 31, 2011, related to uncertain tax positions expected to be taken in the Fund’s initial tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.  As of October 31, 2011, net investment loss in the amount of $6,484 was reclassified to paid in capital.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rate. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

3.

SECURITIES VALUATIONS

SECURITIES VALUATIONS:  As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs) are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation of the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”) and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities (including corporate bonds) that are valued using market quotations in an active market, will be categorized as Level 1 securities.  However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 securities.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. Manually priced securities held by the Fund (if any) are reviewed and ratified by the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock (a)	$ 1,801,623	$0	$ 0	$1,801,623
Corporate Bonds	0	1,030,482	0	1,030,482
Short Term Investments	32,487	0	0	32,487
Total	$ 1,834,110	$1,030,482	$ 0	$2,864,592

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any other Level 3 assets during the period ended October 31, 2011. The Fund did not hold any derivative instruments at any time during the period ended October 31, 2011. There were no significant transfers into or out of Level 1or Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

4.

RELATED PARTY TRANSACTIONS

INVESTMENT ADVISOR: Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an annual investment management fee of 0.75% of the average daily net assets of the Fund.  For the period of January 21, 2011 (commencement of investment operations) through October 31, 2011, the Advisor earned $17,971 in Advisory fees.  At October 31, 2011, the Fund owed the Adviser $1,764.

Under the Services Agreement, the Adviser assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), underlying fund fees and expenses, and extraordinary or non-recurring expenses. Under the Services Agreement, the Adviser receives an annual Services Agreement fee of 0.24% of the average daily net assets of the Fund. The Fund may also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.  For the period of January 21, 2011 (commencement of investment operations) through October 31, 2011, the Fund incurred $5,751 in service fees.  At October 31, 2011, the Fund owed $564 in service fees.

Pinnacle Investments, LLC (the “Distributor”), is an affiliate of the Adviser and serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust.  The Distributor promotes and sells shares of the Fund on a continuous basis.

DISTRIBUTION PLAN: The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the plan, Class C shares may pay for activities primarily intended to result in the sale of the Fund's Class C shares. This Distribution Plan provides that the Fund will pay the annual rate of 1.00% of the average daily net assets of the Fund's Class C shares. These activities include but are not limited to, payment to the Distributor, securities dealers, and others in respect to the sale of shares of the Fund, the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, shareholder reports, the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund, holding seminars and sales meetings designed to promote the distribution of the Fund’s shares, obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund, training sales personnel regarding the shares of the Fund, providing distribution and shareholder servicing with respect to the Fund's shares and financing any other activity that the Fund’s distributor determines is primarily intended to result in the sale of shares of the Fund. The 1.00% for the Class C shares is comprised of a 0.25% service fee and a 0.75% distribution fee.  For the period of January 21, 2011 (commencement of investment operations) through October 31, 2011, the Fund incurred $23,961 in distribution fees.  At October 31, 2011, the Fund owed $4,665 in distribution fees.

5.

CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows:

	January 21, 2011 (commencement of operations) through October 31, 2011
	Shares	Amount
Shares sold	413,403	$ 4,118,195
Shares issued in reinvestment of dividends	-	-
Shares redeemed	(122,354)	(1,171,320)
Net increase	291,049	$ 2,946,875

Early Redemption Fee - The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.  During the period of January 21, 2011 (commencement of investment operations) through October 31, 2011, the Fund did not impose any redemption fees.

Sales Charge - There is no sales charge imposed upon purchases of shares, but investors may be subject to a Contingent Deferred Sales Charge ("CDSC"). Specifically, if you redeem your shares of the Fund, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.  During the period of January 21, 2011 (commencement of investment operations) through October 31, 2011, the Fund did not impose any CDSC fees.

6.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2011, 80.87% of all outstanding shares of the Fund are owned by National Financial Service Corp., for the benefit of its customers.

7.

INVESTMENT TRANSACTIONS

For the period of January 21, 2011 (commencement of investment operations) through October 31, 2011, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 4,252,756

Sales

Investment Securities                          $ 1,231,565

As of October 31, 2011, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation                            $  102,135

Gross (Depreciation)                            (200,522)

Net Depreciation on Investments       $  (98,387)

At October 31, 2011, the aggregate cost of securities for federal income tax purposes was $2,962,979.

8.

TAX MATTERS

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital Loss Carryforward

$  (78,051)

Net Unrealized (Depreciation)

    (98,387)

            $(176,438)

The difference between book and tax basis unrealized (depreciation) is attributed to the tax deferral of wash sale losses.

During the period of January 21, 2011 (commencement of investment operations) through October 31, 2011, there were no distributions to shareholders.

9.

CAPITAL LOSS CARRYFORWARD

At October 31, 2011, the Fund had available for federal income tax purposes an unused capital loss carryforward of $78,051.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

10.

NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

THE PINNACLE CAPITAL MANAGEMENT BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Pinnacle Capital Management Balanced Fund

(Pinnacle Capital Management Funds Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pinnacle Capital Management Balanced Fund (the “Fund”), a series of the Pinnacle Capital Management Funds Trust, as of October 31, 2011, and the related statements of operations, changes in net assets and financial highlights for the period January 21, 2011 (commencement of operations), through October 31, 2011. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period January 21, 2011 (commencement of operations), through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 29, 2011

THE PINNACLE CAPITAL MANAGEMENT BALANCED FUND

EXPENSE ILLUSTRATION

OCTOBER 31, 2011 (UNAUDITED)

Expense Example

As a shareholder of the Pinnacle Capital Management Balanced Fund, you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution and /or Service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period May 1, 2011 through October 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2011	October 31, 2011	May 1,2011 to October 31,2011

Actual	$1,000.00	$918.84	$9.62
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.17	$10.11

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pinnacle Capital Management Balanced Fund

TRUSTEES & OFFICERS

October 31, 2011 (Unaudited)

Interested Trustees and Officers of the Trust

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address (1) , and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joseph Masella (62)	President	Since 2011	CEO, Pinnacle Capital Management, October 2011 to present; Executive Vice President and Director, Unity Mutual Life Insurance Company, Nov. 2006 to June 2011.	N/A	N/A
Michael Cuddy (58)	Trustee	Indefinite Term; Since 2010	First Vice President, Financial Advisor, Pinnacle Investments, LLC (Broker-Dealer, Registered Investment Advisor), July 2009 to present. First Vice President, Financial Advisor, Citigroup Global Markets, Inc (Broker-Dealer, Registered Investment Advisor), July 1993 to June 2009.	1	None
Stephen J. Fauer (53)	Portfolio Manager and Treasurer	Indefinite Term; Since 2010

Chief Investment Officer, Portfolio Manager, Pinnacle Capital Management, LLC (Registered Investment Advisor), August 2006 to present.  Director of Research, J.W. Burns & Company, Inc., June 2004 to May 2006.

				N/A	N/A
John H. Lively (42)	Secretary	Indefinite Term; Since 2010

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005

.

				N/A	N/A
Kevin McClelland (26)	Vice President and Chief Operating Officer	Since 2012	Financial Analyst, Pinnacle Capital Management, April 2010 to present; Business Analyst, Pinnacle Investments, September 2008 to April 2010	N/A	N/A
Keith Zanders (40)	Chief Compliance Officer	Since 2011

Financial Advisor and Business Process Manager, Pinnacle Investments LLC (broker-dealer), June 2010 to present; Compliance Officer, Pinnacle Investments LLC, November 2010 to present; Independent Financial Advisor and Portfolio Manager, Citi-Smith Barney (December 2007 to May 2009); Founder, ZANDERS, Inc. (information technology consulting firm), 1997 to 2004.

				N/A	N/A

________

(1) The address of each trustee and officer is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.

Pinnacle Capital Management Balanced Fund

TRUSTEES & OFFICERS

October 31, 2011 (Unaudited)

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address (1) , and Age	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
William T, McArdle, III (32)	Trustee	Indefinite Term; Since 2010	Sales Rep, Stryker Endoscopy (Medial Devices Industry), March 2006 to present. Territory Sales Manager, Altria (Consumer Goods Industry), September 2003 to March 2006.	1	None
Joseph Reagan, MD, (60)	Trustee	Indefinite Term; Since 2010	Anesthesiologist, Anesthesia Group of Onondaga, PC. Adjunct Professor, Cornell University’s Sloan School of Management. Practice Consultant, Community General Hospital’s Anesthesia Group.	1	None
Carl Reistrom (40)	Trustee	Indefinite Term; Since 2010	Vice President of Finance, Wynit, Inc. (Consumer Electronics Industry), June 2001 to present.	1	None

(1) The address of each trustee is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.

THE PINNACLE CAPITAL MANAGEMENT BALANCED FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2011 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 202-1338 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-202-1338.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 202-1338 to request a copy of the SAI or to make shareholder inquiries.

INVESTMENT ADVISOR

Pinnacle Capital Management, LLC

100 Limestone Plaza

Fayetteville, New York 13066

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group

2041 West 141st Terrace, Suite 119

Leawood, KS 66224

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Pinnacle Investments, LLC

100 Limestone

Fayetteville, NY 13066

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period other than to change the person fulfilling the role of principal executive officer. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s ode of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Carl T. Reistrom, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 12,500

(b)

Audit-Related Fees

Registrant

FY 2011

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2011

$ 2,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2011

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2011

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a)(3)

Not applicable to open-end management investment companies.

(b)

Certification pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pinnacle Capital Management Funds Trust

By /s/ Joseph Masella

*Joseph Masella

  President and Principal Executive Officer

Date July 12, 2012

By /s/ Stephen J. Fauer

*Stephen J. Fauer

  Principal Financial Officer

Date July 12, 2012

* Print the name and title of each signing officer under his or her signature.